Exhibit 99.1

BMC Software Announces Cash Tender Offers and Consent Solicitations

for its 4.25% Notes due 2022 and 4.50% Notes due 2022

Houston, Texas, July 18, 2013—BMC Software, Inc. (NASDAQ: BMC) (the “Company”) today announced that it has commenced tender offers to purchase for cash any and all of its issued and outstanding 4.25% Notes due 2022 (the “4.25% Notes”) and 4.50% Notes due 2022 (the “4.50% Notes” and, together with the 4.25% Notes, the “Notes”). In conjunction with the tender offers, the Company is soliciting consents to the adoption of proposed amendments to the indentures governing the Notes (the “Proposed Amendments”).

The pricing terms for the tender offers and consent solicitations are set forth below.

CUSIP Nos.	ISIN Nos.	Outstanding Principal Amount	Title of Security	Purchase Price(1)(2)	Consent Payment (1)(2)	Total Consideration (1)
055921AB6	US055921AB64	$500,000,000	4.25% Notes due 2022	$990.00	$25.00	$1,015.00
055921AC4	US055921AC48	$300,000,000	4.50% Notes due 2022	$990.00	$25.00	$1,015.00

(1)	Per $1,000 principal amount of Notes and excluding accrued interest, which will be paid in addition to the Total Consideration or Purchase Price, as applicable, up to the payment date.
(2)	Included in Total Consideration.

The Proposed Amendments would amend the indentures in connection with the Agreement and Plan of Merger, dated as of May 6, 2013, by and among the Company, Boxer Parent Company Inc., a Delaware corporation (“Parent”) and Boxer Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), as amended from time to time (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation (such transaction, the “Acquisition”).

The Company is conducting the tender offers and solicitations in connection with the proposed Acquisition and related financing. Under the indentures as currently in effect, the closing of the Acquisition is expected to result in a Change of Control Triggering Event (as defined in the indentures), requiring the Company to make a Change of Control Offer (as defined in the indentures). The tender offers are being conducted in advance of the completion of the Acquisition in lieu of a Change of Control Offer (as defined in the indentures). Pursuant to the indentures as currently in effect, notice of a Change of Control Offer may be made at least 30 days prior to the consummation of the proposed Acquisition, with payment to be made on such date, including accrued and unpaid interest to but not including such settlement date. The Total Consideration (as defined below) offered in the tender offers represents a premium above that which would be offered to holders in a Change of Control Offer. In addition to the Total Consideration, holders who validly tender Notes will receive accrued interest up to, but not including, the applicable Settlement Date, which we expect to coincide with the closing of the Acquisition. The Company is seeking consents from the holders of the Notes to amend the definition of “Change of Control” in each indenture so that the Acquisition does not constitute a “Change of Control” or result in a “Change of Control Triggering Event” under either indenture and to make certain other related changes to each indenture. As a consequence, the adoption of the Proposed Amendments will eliminate our requirement to make a Change of Control Offer to holders that do not validly tender their Notes. The Proposed Amendments will be effected by supplemental indentures to the indentures.

The Company anticipates that the Acquisition will be completed in the third calendar quarter of 2013. Adoption of the Proposed Amendments is not a condition to the consummation of the Acquisition or to the financing of the Acquisition. For more information regarding the proposed amendments to the indentures, please refer to the Offer to Purchase and Consent Solicitation Statement and the related Letter of Transmittal and Consent, each dated as of the date hereof.

The tender offers are each currently scheduled to expire at 5:00 P.M., New York City time, on August 15, 2013, unless extended (such time and date, as the same may be extended with respect to each series of Notes, the

“Expiration Date”). Holders of Notes must validly tender (and not validly withdraw) their Notes and validly deliver (and not validly revoke) their corresponding consents with respect to such offer at or prior to 5:00 P.M., New York City time, on July 31, 2013, unless extended (such time and date, as the same may be extended with respect to each series of Notes, the “Consent Time”), to be eligible to receive the Total Consideration (the “Total Consideration”) of $1,015.00 per $1,000 principal amount of Notes tendered, which includes a Consent Payment of $25.00 per $1,000 principal amount of Notes tendered (the “Consent Payment” ), as set forth in the table above. Holders who tender their Notes after the Consent Time and on or prior to the Expiration Date will be eligible to receive the Purchase Price of $990.00 per $1,000 principal amount of Notes tendered (the “Purchase Price”) set forth in the table above, but not the Consent Payment. The Total Consideration (including the Consent Payment) will only be payable to holders of Notes who validly tender and do not validly withdraw their Notes, and who validly deliver and do not validly revoke the corresponding consent at or prior to the Consent Time, and whose Notes are accepted for purchase. Tendered Notes may be withdrawn and consents may be revoked at or prior to such time and date as the Company receives the Requisite Consent (as defined below) and executes the applicable new supplemental indenture (such time and date, as the same may be extended, the “Withdrawal Deadline”), but may not thereafter be withdrawn or revoked. The Company may extend the Consent Time with respect to either offer without extending the Withdrawal Deadline with respect to such offer. A holder of Notes cannot deliver a consent without tendering its corresponding Notes or tender its Notes without delivering a corresponding consent.

In either tender offer and solicitation, if all of the conditions to such tender offer and solicitation are satisfied or waived, the Company reserves the right, at any time following the Consent Time but prior to the Expiration Date (the “Early Acceptance Date”), to accept for purchase all Notes validly tendered (and not validly withdrawn) before the Early Acceptance Date (the “Early Purchase Option”). If the Company exercises the Early Purchase Option, the Early Acceptance Date will be a business day chosen by the Company, in its sole discretion, following the Consent Time.

Upon the terms and conditions described in the Offer to Purchase and Consent Solicitation Statement and the related Letter of Transmittal and Consent, the Company will accept for purchase any and all outstanding Notes validly tendered and not validly withdrawn pursuant to such tender offer on or prior to the Expiration Date (the “Final Acceptance Date”), provided such Notes were not accepted on the Early Acceptance Date, with respect to such tender offer and consent solicitation. Payment of the Total Consideration or the Purchase Price, as applicable for the Notes so accepted for purchase will be made promptly following the Acceptance Date (the “Final Settlement Date”). The Company reserves the right to waive any and all conditions of the tender offers, in whole or in part, subject to applicable law.

In addition to the Total Consideration or Purchase Price, as applicable, holders of Notes tendered and accepted for payment will receive on the applicable Settlement Date accrued and unpaid interest on such Notes from the last interest payment date for the Notes up to, but not including, the applicable Settlement Date, which the Company expects to coincide with the closing of the Acquisition. The Company may extend the Expiration Date and, consequently, the Final Acceptance Date and the Final Settlement Date, to coincide with the closing of the Acquisition.

The consummation of each tender offer is conditioned upon (a) the receipt of consents at or prior to the Consent Time from holders of at least a majority of the outstanding aggregate principal amount of such series of Notes (with respect to each series of Notes, the “Requisite Consent”), (b) the valid execution of the supplemental indenture relating to that series of Notes, (c) the consummation of the Acquisition and (d) satisfaction of certain other customary conditions.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The tender offers will only be made pursuant to the terms of the Offer to Purchase and Consent Solicitation Statement and the related Letter of Transmittal and Consent.

The complete terms and conditions of each tender offer are set forth in an Offer to Purchase and Consent Solicitation Statement that is being sent to holders of the Notes. Holders are urged to read the tender offer documents carefully before making any decision with respect to the tender offers and the consent solicitations. Holders of Notes must make their own decisions as to whether to tender any or all of their Notes and provide the related consent.

Holders may obtain copies of the Offer to Purchase and Consent Solicitation Statement and the related Letter of Transmittal and Consent from the Information Agent and Depositary for the tender offer, D.F. King and Co., Inc., at (212) 269-5550 (collect, for banks and brokers only) and (800) 967-4604 (toll free).

Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and Barclays Capital Inc. are the Dealer Managers for the tender offers and Solicitation Agents for the consent solicitations. Questions regarding the tender offer and consent solicitation may be directed to Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll free) and (212) 538-2147 (collect).

None of the Company, the Dealer Managers and Solicitation Agents, the Information Agent and Depositary or any other person makes any recommendation as to whether holders of Notes should tender their Notes or provide the related consents, and no one has been authorized to make such a recommendation.

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Tens of thousands of IT organizations around the world — from small and mid-market businesses to the Global 100 — rely on BMC Software (NASDAQ: BMC) to manage their business services and applications across distributed, mainframe, virtual and cloud environments. BMC helps customers cut costs, reduce risk and achieve business objectives with the broadest choice of IT management solutions, including industry-leading Business Service Management and Cloud Management offerings. For the four fiscal quarters ended March 31, 2013, BMC revenue was approximately $2.2 billion. www.bmc.com

BMC, BMC Software, and the BMC Software logo are the exclusive properties of BMC Software Inc., are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other BMC trademarks, service marks, and logos may be registered or pending registration in the U.S. or in other countries. All other trademarks or registered trademarks are the property of their respective owners. © Copyright 2013 BMC Software, Inc.

Additional Information and Where to Find It

In connection with the proposed Acquisition, BMC Software, Inc. (the “Company” or “BMC”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and other documents relating to the proposed merger on June 25, 2013. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders may obtain a free copy of documents filed by BMC Software, Inc. with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of BMC Software, Inc.’s filings with the SEC from BMC Software, Inc.’s website at http://investors.bmc.com/sec.cfm or by directing a request to: BMC Software, Inc., 2101 CityWest Blvd., Houston, Texas 77042-2827, Attn: Investor Relations, (713) 918-1805.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on June 5, 2012 (as amended by the proxy statement supplement filed on July 3, 2012). Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the definitive proxy statement.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed Acquisition and all other statements in this report, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed Acquisition on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain stockholder approval or the failure to satisfy the closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Acquisition and (5) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2013 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Contact Details

Mark Stouse, Global Communications

Mobile 281-468-1608

mark_stouse@bmc.com

Derrick Vializ, Investor Relations

Office 713-918-1805

derrick_vializ@bmc.com